Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-Q of the Federal Agricultural Mortgage Corporation (the “Corporation”) for the quarterly period ended March 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Bradford T. Nordholm, Chief Executive Officer of the Corporation, and Matthew M. Pullins, Principal Financial Officer of the Corporation, each hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Bradford T. Nordholm
Bradford T. Nordholm
Chief Executive Officer

/s/Matthew M. Pullins
Matthew M. Pullins
Principal Financial Officer

Date:	May 5, 2026